SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2002 (May 2, 2002)

CHARLOTTE RUSSE HOLDING, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of of incorporation or organization)	0-27677 (Commission File Number)	33-0724325 (I.R.S. Employer Identification No.)

4645 MORENA BOULEVARD, SAN DIEGO, CA 92117

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 587-1500

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 1.1

Item 5. Other Events

On May 2, 2002, Charlotte Russe Holding, Inc., a Delaware corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among SK Equity Fund, L.P. and SK Investment Fund, L.P. (collectively, the “Selling Stockholders”), Banc of America Securities LLC, Robertson Stephens, Inc., Credit Suisse First Boston Corporation, U.S. Bancorp Piper Jaffray Inc. and First Union Securities, Inc. (collectively, the “Underwriters”) and the Company. The Underwriting Agreement relates to the sale to the public of 3,910,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) owned by the Selling Stockholders, which are registered under a registration statement on Form S-3 (No. 333-85178), as supplemented, declared effective by the Securities and Exchange Commission on April 5, 2002 (the “Registration Statement”). A copy of the Underwriting Agreement is attached to this report as Exhibit 1.1.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

1.1	Underwriting Agreement, dated May 2, 2002, among Charlotte Russe Holding, Inc., SK Equity Fund, L.P., SK Investment Fund, L.P., Banc of America Securities LLC, Robertson Stephens, Inc., Credit Suisse First Boston Corporation, U.S. Bancorp Piper Jaffray Inc. and First Union Securities, Inc.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

		By:	/s/ Daniel T. Carter

Name: Daniel T. Carter Title: Chief Financial Officer and Executive Vice President

Date:	May 7, 2002